DELAWARE GROUP EQUITY FUNDS III

Delaware American Services Fund

Supplement to the Statement of Additional Information
dated August 29, 2001

Delaware Health Care Fund

Supplement to the Statement of Additional Information
dated July 2, 2001

(each a "Fund")

Pursuant to a vote of shareholders held on April 26, 2002, each of the Delaware American Services Fund and Delaware Health Care Fund may concentrate its investments in an industry consistent with its name.

The following language is added to number one under the heading "Investment Restrictions - Fundamental Investment Restrictions" under the section "Investment Policies":

The Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings consistent with its name.

This Supplement is dated May 2, 2002.